                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 27, 2004
                       -----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
           December 31, 2003, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                  333-104580-03                52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
-------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the September 27, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        POPULAR ABS, INC.




                                        By: /s/ James H. Jenkins
                                            -----------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO







Dated: October 1, 2004

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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                         SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL        BEGINNING                                                                                 ENDING
                 FACE          PRINCIPAL                                                      REALIZED  DEFERRED        PRINCIPAL
CLASS           VALUE           BALANCE         PRINCIPAL       INTEREST         TOTAL         LOSSES   INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 AF1        205,000,000.00  136,843,375.49   14,566,803.59     221,316.73    14,788,120.32      0.00      0.00       122,276,571.90
 AF2         91,000,000.00   91,000,000.00            0.00     188,070.73       188,070.73      0.00      0.00        91,000,000.00
 AF3         82,000,000.00   82,000,000.00            0.00     208,610.40       208,610.40      0.00      0.00        82,000,000.00
 AF4         55,500,000.00   55,500,000.00            0.00     191,560.03       191,560.03      0.00      0.00        55,500,000.00
 AF5         30,350,000.00   30,350,000.00            0.00     129,191.12       129,191.12      0.00      0.00        30,350,000.00
 AF6         30,000,000.00   30,000,000.00            0.00     105,084.90       105,084.90      0.00      0.00        30,000,000.00
 AV1        124,300,000.00  106,844,944.80    5,599,461.77     187,485.86     5,786,947.63      0.00      0.00       101,245,483.03
 AV2        124,350,000.00  103,623,703.32    4,328,105.25     181,833.39     4,509,938.64      0.00      0.00        99,295,598.07
  M1         58,500,000.00   58,500,000.00            0.00     230,012.23       230,012.23      0.00      0.00        58,500,000.00
  M2         49,500,000.00   49,500,000.00            0.00     210,913.27       210,913.27      0.00      0.00        49,500,000.00
  M3         13,500,000.00   13,500,000.00            0.00      59,152.43        59,152.43      0.00      0.00        13,500,000.00
  M4         13,500,000.00   13,500,000.00            0.00      60,839.28        60,839.28      0.00      0.00        13,500,000.00
  B1         11,250,000.00   11,250,000.00            0.00      32,626.61        32,626.61      0.00      0.00        11,250,000.00
  B2         11,250,000.00   11,250,000.00            0.00      39,842.61        39,842.61      0.00      0.00        11,250,000.00
   R                  0.00            0.00            0.00           0.00             0.00      0.00      0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS      900,000,000.00  793,662,023.61   24,494,370.61   2,046,539.59    26,540,910.20      0.00      0.00       769,167,653.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  X         900,000,000.00  813,654,503.39            0.00       2,808.27         2,808.27      0.00      0.00       791,731,672.92
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------- ---------------------
                                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                            PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------------------- ---------------------
                                                                                                                          CURRENT
                                BEGINNING                                                           ENDING               PASS-THRU
CLASS            CUSIP          PRINCIPAL       PRINCIPAL       INTEREST          TOTAL            PRINCIPAL    CLASS       RATE
-------------------------------------------------------------------------------------------------------------- ---------------------
 AF1           294751DM1      667.52866093     71.05757849     1.07959380      72.13717229        596.47108244   AF1     1.765000%
 AF2           294751DN9    1,000.00000000      0.00000000     2.06671132       2.06671132      1,000.00000000   AF2     2.481000%
 AF3           294751DP4    1,000.00000000      0.00000000     2.54402927       2.54402927      1,000.00000000   AF3     3.054000%
 AF4           294751DQ2    1,000.00000000      0.00000000     3.45153207       3.45153207      1,000.00000000   AF4     4.145000%
 AF5           294751DR0    1,000.00000000      0.00000000     4.25670906       4.25670906      1,000.00000000   AF5     5.110000%
 AF6           294751DS8    1,000.00000000      0.00000000     3.50283000       3.50283000      1,000.00000000   AF6     4.205000%
 AV1           294751DT6      859.57316814     45.04796275     1.50833355      46.55629630        814.52520539   AV1     1.915000%
 AV2           294751DU3      833.32290567     34.80583233     1.46227093      36.26810326        798.51707334   AV2     1.915000%
  M1           294751DV1    1,000.00000000      0.00000000     3.93183299       3.93183299      1,000.00000000    M1     4.720000%
  M2           294751DW9    1,000.00000000      0.00000000     4.26087414       4.26087414      1,000.00000000    M2     5.115000%
  M3           294751DX7    1,000.00000000      0.00000000     4.38166148       4.38166148      1,000.00000000    M3     5.260000%
  M4           294751DY5    1,000.00000000      0.00000000     4.50661333       4.50661333      1,000.00000000    M4     5.410000%
  B1           294751DZ2    1,000.00000000      0.00000000     2.90014311       2.90014311      1,000.00000000    B1     3.165000%
  B2           294751EA6    1,000.00000000      0.00000000     3.54156533       3.54156533      1,000.00000000    B2     3.865000%
-------------------------------------------------------------------------------------------------------------- ---------------------
TOTALS                        881.84669290     27.21596734     2.27393288      29.48990022        854.63072556
-------------------------------------------------------------------------------------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------- ---------------------
  X             N/A           904.06055932      0.00000000     0.00312030       0.00312030        879.70185880     X     0.004142%
-------------------------------------------------------------------------------------------------------------- ---------------------

             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                             RYAN VAUGHN
                                              JPMorgan Chase Bank - Structured Finance
                                                    Services NY 4 NEW YORK PLAZA
                                                               FLR 6,
                                                      New York, New York 10004
                                              Tel: (212) 623-4484 / Fax: (212) 623-5930
                                                  Email: Ryan.M.Vaughn@JPMorgan.com


[Graphic Appears Here] JPMorgan                                      COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------------------------------------------------

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                                                                     Page 2 of 8

--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)      Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                  621,780.79
                         Group I Curtailments                          45,623.83
                         Group I Prepayments                       12,370,103.90
                         Group I Repurchases                                0.00
                         Group I Liquidation Proceeds                       0.00

                         Group II-A Scheduled Principal                92,160.37
                         Group II-A Curtailments                        5,537.87
                         Group II-A Prepayments                     4,913,904.35
                         Group II-A Repurchases                             0.00
                         Group II-A Liquidation Proceeds                    0.00

                         Group II-B Scheduled Principal                92,415.60
                         Group II-B Curtailments                        3,880.30
                         Group II-B Prepayments                     3,777,423.46
                         Group II-B Repurchases                             0.00
                         Group II-B Liquidation Proceeds                    0.00

                         Extra Principal Distribution Amount        2,571,540.14

Sec. 4.03 (a)(ii)    Interest Distribution Amounts

                         Interest Distribution - AF-1                 221,316.73
                         Unpaid Interest - AF-1                             0.00
                         Remaining Unpaid Interest - AF-1                   0.00

                         Interest Distribution - AF-2                 188,070.73
                         Unpaid Interest - AF-2                             0.00
                         Remaining Unpaid Interest - AF-2                   0.00

                         Interest Distribution - AF-3                 208,610.40
                         Unpaid Interest - AF-3                             0.00
                         Remaining Unpaid Interest - AF-3                   0.00

                         Interest Distribution - AF-4                 191,560.03
                         Unpaid Interest - AF-4                             0.00
                         Remaining Unpaid Interest - AF-4                   0.00

                         Interest Distribution - AF-5                 129,191.12
                         Unpaid Interest - AF-5                             0.00
                         Remaining Unpaid Interest - AF-5                   0.00

                         Interest Distribution - AF-6                 105,084.90
                         Unpaid Interest - AF-6                             0.00
                         Remaining Unpaid Interest - AF-6                   0.00


[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------


Page 3 of 8

--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

                         Interest Distribution - AV-1                 187,485.86
                         Unpaid Interest - AV-1                             0.00
                         Remaining Unpaid Interest - AV-1                   0.00

                         Interest Distribution - AV-2                 181,833.39
                         Unpaid Interest - AV-2                             0.00
                         Remaining Unpaid Interest - AV-2                   0.00

                         Interest Distribution - M-1                  230,012.23
                         Unpaid Interest - M-1                              0.00
                         Remaining Unpaid Interest - M-1                    0.00

                         Interest Distribution - M-2                  210,913.27
                         Unpaid Interest - M-2                              0.00
                         Remaining Unpaid Interest - M-2                    0.00

                         Interest Distribution - M-3                   59,152.43
                         Unpaid Interest - M-3                              0.00
                         Remaining Unpaid Interest - M-3                    0.00

                         Interest Distribution - M-4                   60,839.28
                         Unpaid Interest - M-4                              0.00
                         Remaining Unpaid Interest - M-4                    0.00

                         Interest Distribution - B-1                   32,626.61
                         Unpaid Interest - B-1                              0.00
                         Remaining Unpaid Interest - B-1                    0.00

                         Interest Distribution - B-2                   39,842.61
                         Unpaid Interest - B-2                              0.00
                         Remaining Unpaid Interest - B-2                    0.00

                         Interest Reductions
                         Net Prepayment Interest Shortfalls                 0.00
                         Relief Act Reductions                            854.07

                         Class AF-1 Interest Reduction                     84.45
                         Class AF-2 Interest Reduction                     71.77
                         Class AF-3 Interest Reduction                     79.60
                         Class AF-5 Interest Reduction                     49.30
                         Class AF-4 Interest Reduction                    146.22
                         Class AF-6 Interest Reduction                     40.10
                         Class AV-1 Interest Reduction                     71.54
                         Class AV-2 Interest Reduction                     69.39
                         Class M-1 Interest Reduction                      87.77
                         Class M-2 Interest Reduction                      80.48
                         Class M-3 Interest Reduction                      22.57
                         Class M-4 Interest Reduction                      23.22
                         Class B-1 Interest Reduction                      12.45
                         Class B-2 Interest Reduction                      15.20

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

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
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                        EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                             SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(iii)    Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                           0.00
                         Class AF-2 Available Funds Shortfall                                           0.00
                         Class AF-3 Available Funds Shortfall                                           0.00
                         Class AF-4 Available Funds Shortfall                                           0.00
                         Class AF-5 Available Funds Shortfall                                           0.00
                         Class AF-6 Available Funds Shortfall                                           0.00
                         Class AV-1 Available Funds Shortfall                                           0.00
                         Class AV-2 Available Funds Shortfall                                           0.00
                         Class M-1 Available Funds Shortfall                                            0.00
                         Class M-2 Available Funds Shortfall                                            0.00
                         Class M-3 Available Funds Shortfall                                            0.00
                         Class M-4 Available Funds Shortfall                                            0.00
                         Class B-1 Available Funds Shortfall                                            0.00
                         Class B-2 Available Funds Shortfall                                            0.00

Sec. 4.03(a)(v)      Pool Principal Balances

                         Group I Beginning Pool Balance                                       595,869,098.45
                         Group I Ending Pool Balance                                          582,831,589.93
                         Group II-A Beginning Pool Balance                                    110,129,905.27
                         Group II-A Ending Pool Balance                                       105,118,302.68
                         Group II-B Beginning Pool Balance                                    107,655,499.67
                         Group II-B Ending Pool Balance                                       103,781,780.31
                         Total Beginning Pool Balance                                         813,654,503.39
                         Total Ending Pool Balance                                            791,731,672.92

Sec. 4.03(a)(vi)     Servicing Fee

                         Group I Servicing Fee                                                    248,278.79
                         Group II-A Servicing Fee                                                  45,887.46
                         Group II-B Servicing Fee                                                  44,856.46

Sec. 4.03(a)(viii)   Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution                  0.00
                         Group I Recouped Advances Included in Current Distribution                     0.00
                         Group I Recouped Advances From Liquidations                                    0.00
                         Group I Aggregate Amount of Advances Outstanding                               0.00

                         Group II-A Delinquency Advances Included in Current Distribution           4,500.67
                         Group II-A Recouped Advances Included in Current Distribution                  0.00
                         Group II-A Recouped Advances From Liquidations                                 0.00
                         Group II-A Aggregate Amount of Advances Outstanding                        4,500.67

                         Group II-B Delinquency Advances Included in Current Distribution               0.00
                         Group II-B Recouped Advances Included in Current Distribution                  0.00
                         Group II-B Recouped Advances From Liquidations                                 0.00
                         Group II-B Aggregate Amount of Advances Outstanding                            0.00

[Graphic Appears Here] JPMorgan              COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------------------------
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          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I, Group II-A, and Group II-B Loans Delinquent

                        -----------------------------------------------------
                                                 Group 1
                        -----------------------------------------------------
                        Period         Number  Principal Balance   Percentage
                        -----------------------------------------------------
                        0-30 days         402      51,395,567.66        8.82%
                        -----------------------------------------------------
                        31-60 days         64       5,097,046.11        0.87%
                        -----------------------------------------------------
                        61-90 days         21       2,327,988.37        0.40%
                        -----------------------------------------------------
                        91+days             9         835,138.97        0.14%
                        -----------------------------------------------------
                        Total             496      59,655,741.11       10.23%
                        -----------------------------------------------------
                        -----------------------------------------------------
                                                 Group 2
                        -----------------------------------------------------
                        Period         Number  Principal Balance   Percentage
                        -----------------------------------------------------
                        0-30 days          68       9,328,782.70        8.87%
                        -----------------------------------------------------
                        31-60 days         10       1,228,147.32        1.17%
                        -----------------------------------------------------
                        61-90 days          4         682,696.16        0.65%
                        -----------------------------------------------------
                        91+days             5         482,007.90        0.46%
                        -----------------------------------------------------
                        Total              87      11,721,634.08       11.15%
                        -----------------------------------------------------
                        -----------------------------------------------------
                                                 Group 3
                        -----------------------------------------------------
                        Period         Number  Principal Balance   Percentage
                        -----------------------------------------------------
                        0-30 days          62       8,357,501.00        8.05%
                        -----------------------------------------------------
                        31-60 days          9       1,017,140.33        0.98%
                        -----------------------------------------------------
                        61-90 days          9         361,097.23        0.35%
                        -----------------------------------------------------
                        91+days             4         307,388.70        0.30%
                        -----------------------------------------------------
                        Total              84      10,043,127.26        9.68%
                        -----------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I, Group II-A, and Group II-B Loans in Foreclosure

                             -------------------------------------------
                                                Group 1
                             -------------------------------------------
                             Number     Principal Balance     Percentage
                             -------------------------------------------
                                 20          3,003,583.48          0.52%
                             -------------------------------------------

                             -------------------------------------------
                                                Group 2
                             -------------------------------------------
                             Number     Principal Balance     Percentage
                             -------------------------------------------
                                 10          1,018,800.26          0.97%
                             -------------------------------------------

                             -------------------------------------------
                                                Group 3
                             -------------------------------------------
                             Number     Principal Balance     Percentage
                             -------------------------------------------
                                  4            568,790.67          0.55%
                             -------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I, Group II-A, and Group II-B Loans in REO







[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

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
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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                         SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                           -----------------------------------------------
                                                               Group 1
                                           -----------------------------------------------
                                           Number        Principal Balance      Percentage
                                           -----------------------------------------------
                                                0                     0.00           0.00%
                                           -----------------------------------------------
                                           -----------------------------------------------
                                                               Group 2
                                           -----------------------------------------------
                                           Number        Principal Balance      Percentage
                                           -----------------------------------------------
                                                0                     0.00           0.00%
                                           -----------------------------------------------
                                           -----------------------------------------------
                                                               Group 3
                                           -----------------------------------------------
                                           Number        Principal Balance      Percentage
                                           -----------------------------------------------
                                                0                     0.00           0.00%
                                           -----------------------------------------------

                            Market Value of Group I REO Loans                                                                  0.00
                            Market Value of Group II-A REO Loans                                                               0.00
                            Market Value of Group II-B REO Loans                                                               0.00

Sec. 4.03(a)(xii)           Aggregate Stated Principal Balance of the Three Largest Loans

                            Group I Three Largest Loans                                                                1,470,514.26
                            Group II-A Three Largest Loans                                                               972,570.10
                            Group II-B Three Largest Loans                                                             1,398,966.04

Sec. 4.03(a)(xiii)          Net WAC Cap Carryover

                            Class AV-1 Net WAC Cap Carryover Amounts Due                                                       0.00
                            Class AV-1 Net WAC Cap Carryover Amounts Paid                                                      0.00
                            Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                             0.00
                            Class AV-2 Net WAC Cap Carryover Amounts Due                                                       0.00
                            Class AV-2 Net WAC Cap Carryover Amounts Paid                                                      0.00
                            Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                             0.00
                            Class B-1 Net WAC Cap Carryover Amounts Due                                                        0.00
                            Class B-1 Net WAC Cap Carryover Amounts Paid                                                       0.00
                            Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                              0.00
                            Class B-2 Net WAC Cap Carryover Amounts Due                                                        0.00
                            Class B-2 Net WAC Cap Carryover Amounts Paid                                                       0.00
                            Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                              0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                            Group I Aggregate Principal Balance of Balloon Loans                                               0.00
                            Group II-A Aggregate Principal Balance of Balloon Loans                                            0.00
                            Group II-B Aggregate Principal Balance of Balloon Loans                                            0.00

Sec. 4.03 (a)(xv),(xxii)    Realized Losses

                            Group I Current Period Realized Losses                                                             0.00
                            Group I Cumulative Realized Losses                                                                 0.00

[Graphic Appears Here] JPMorgan                                      COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------
               EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                    SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------

                         Group II-A Current Period Realized Losses                    0.00
                         Group II-A Cumulative Realized Losses                        0.00
                         Group II-B Current Period Realized Losses                    0.00
                         Group II-B Cumulative Realized Losses                        0.00

Sec. 4.03 (a)(xvi)   Reserve Fund

                         Beginning Balance of Reserve Fund                            0.00
                         Funds Withdrawn From Reserve Fund For Distribution       2,799.31
                         Funds Deposited to Reserve Fund                          2,799.31
                         Ending Balance of Reserve Fund                               0.00

                         Yield Maintenance Payment for Class AF1                      0.00
                         Yield Maintenance Payment for Class AV1                  1,399.51
                         Yield Maintenance Payment for Class AV2                  1,399.80

Sec. 4.03 (a)(xvii)  Number of Loans Repurchased

                         Group I Number of Loans Repurchased                          0.00
                         Group II-A Number of Loans Repurchased                       0.00
                         Group II-B Number of Loans Repurchased                       0.00

[Graphic Appears Here] JPMorgan

                           COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------

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
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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                         SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03 (a)(xviii)               Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                       Group I Weighted Average Mortgage Rate                                                 7.37%
                                       Group II-A Weighted Average Mortgage Rate                                              7.29%
                                       Group II-B Weighted Average Mortgage Rate                                              7.15%

Sec. 4.03 (a)(xix)                 Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                               325.00
                                       Group II-A Weighted Average Remaining Term                                            351.00
                                       Group II-B Weighted Average Remaining Term                                            351.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii)  Overcollateralization Amounts

                                       Overcollateralization Amount                                                   22,564,019.92
                                       Overcollateralization Target Amount                                            39,150,000.00
                                       Overcollateralization Release Amount                                                    0.00
                                       Overcollateralization Deficiency Amount                                        16,585,980.08

Sec. 4.03 (a)(xxiv)                Trigger Events
                                       Has a Trigger Event Occurred and is continuing?                                           NO
                                       Cumulative Realized Losses as a percentage of the Original Pool Balance                0.00%
                                       Senior Enhancement Percentage                                                         19.89%
                                       Senior Specified Enhancement Percentage                                               43.70%

Sec. 4.03 (a)(xxv)                 60+ Day Delinquent Loans

                                       60+ Day Delinquent Loans as a percentage of the current Pool Balance                   1.21%

Sec. 4.03 (a)(xxvi)                Amount of Funds Collected by Trustee under Yield Maintenance Agreement                  2,799.31

Sec. 4.03 (a)(xxvii)               Pre-Funded Amount                                                                           0.00










[Graphic Appears Here] JPMorgan                                      COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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